UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
November 9, 2004

THERMADYNE HOLDINGS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-23378 (Commission File Number)	74-2482571 (IRS Employer Identification No.)

16052 Swingley Ridge Road, Suite 300, Chesterfield, Missouri (Address of principal executive offices)		63017 (Zip Code)

Registrant’s telephone number, including area code
(636) 728-3000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Disclosure of Results of Operations and Financial Condition.

                On November 9, 2004, Thermadyne Holdings Corporation issued a press release announcing its financial results for the third quarter of fiscal year 2004, which ended September 30, 2004.  A copy of the press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference.  The information contained in the website cited in the press release is not part of this report.

                The information in this Form 8-K is being furnished under Item 2.02 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01  Financial Statements and Exhibits.

(c)           Exhibits

                99.1.        Press release of Thermadyne Holdings Corporation dated November 9, 2004, reporting Thermadyne’s financial results for the third quarter of fiscal year 2004, which ended September 30, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 9, 2004

THERMADYNE HOLDINGS CORPORATION

By:	/s/ James H. Tate
James H. Tate
Senior Vice President and Chief Financial Officer